UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 12, 2016

ABEONA THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

Delaware	0-9314	83-0221517
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3333 Lee Parkway, Suite 600

Dallas, TX 75219

(Address of principal executive offices) (Zip Code)

(214) 214-665-9495

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of Abeona Therapeutics Inc. (the “Company”) was held on May 12, 2016.  The following matters were acted upon:

1.	ELECTION OF DIRECTORS

Mark J. Ahn was elected to serve as director of the Company for a three year term and until his successor is duly elected and qualified. The results of the election of director is as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Mark J. Ahn	18,415,566	358,713	4,276,352

Mark J. Alvino was elected to serve as director of the Company for a three year term and until his successor is duly elected and qualified. The results of the election of director is as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Mark J. Alvino	18,409,058	365,221	4,276,352

Timothy J. Miller was elected to serve as director of the Company for a three year term and until his successor is duly elected and qualified. The results of the election of director is as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Timothy J. Miller	18,676,825	97,454	4,276,352

2.	APPROVAL ON AN ADVISORY BASIS OF THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS.

Approval on an advisory basis of the compensation of the to the Company's named executive officers was approved by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
18,638,144	116,972	19,163	4,276,352

3.    APPROVAL ON AN ADVISORY VOTE ON THE FREQUENCY OF ADVISORY VOTES ON THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS.

Approval on an advisory basis on the frequency of advisory votes on the compensation of the Company's named executive officers was approved for every three years by the following votes:

Votes For 1 Year	Votes For 2 Years	Votes For 3 Years	Abstain	Broker Non-Votes
1,330,017	332,626	17,092,650	18,986	4,276,352

4.    APPROVAL TO AMEND OUR 2015 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF OUR COMMON STOCK AUTHORIZED FOR ISSUANCE UNDER THE PLAN FROM 5,000,000 TO 8,000,000 SHARES.

Approval to amend our 2015 Equity Incentive Plan was approved by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
16,696,949	2,058,548	16,782	4,276,352

5.    RATIFICATION OF APPOINTMENT OF WHITLEY PENN LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2016.

Ratification of the appointment of Whitley Penn LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2016 was approved by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
22,929,100	78,847	46,684	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Abeona Therapeutics Inc.
(Registrant)

By: /s/ Stephen B. Thompson
Stephen B. Thompson
Vice President Finance
Chief Accounting Officer

Dated May 17, 2016